UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-117232	41-1955181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN	55437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 832-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

Filing of Computational Materials

In connection with the offering of the GMACM Mortgage Pass-Through Certificates, Series 2004-J6 (the “Certificates”), each of Credit Suisse First Boston LLC and Countrywide Securities Corporation (the “Underwriters”) has prepared certain materials (the “Computational Materials”) for distribution to potential investors. Although Residential Asset Mortgage Products, Inc. (the “Company”) provided the Underwriters with certain information regarding the characteristics of the mortgage loans (the “Mortgage Loans”) in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, “Computational Materials” shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 were filed on Form SE dated December 29, 2004. These Computational Materials consist of the pages that appear after the Form SE cover sheet. The Computational Materials listed as Exhibit 99.2 were filed on Form SE dated December 30, 2004. These Computational Materials consist of the pages that appear after the Form SE cover sheet. The Computational Materials listed as Exhibit 99.3 are filed electronically.

Item 9.01. Financial Statements and Exhibits

Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99.1	Credit Suisse First Boston LLC (Interim) Computational Materials

2	99.2	Credit Suisse First Boston LLC (Final) Computational Materials

3	99.3	Countrywide Securities Corporation Computational Materials

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

By:	/s/ Patricia C. Taylor
Name:	Patricia C. Taylor
Title:	Vice President

Dated: December 30, 2004

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Exhibit Index

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	99.1	Credit Suisse First Boston LLC (Interim) Computational Materials	Filed Manually

2	99.2	Credit Suisse First Boston LLC (Final) Computational Materials	Filed Manually

3	99.3	Countrywide Securities Corporation Computational Materials	Filed Electronically